Prepaid expenses and accrued income	12 Months Ended
Dec. 31, 2022
Prepaid expenses and accrued income
Prepaid expenses and accrued income

9.Prepaid expenses and accrued income

	As of
	December 31,
In CHF thousands	2022	2021
Prepaid expenses	4,708	3,015
Accrued income	408	975
Total prepaid expenses and accrued income	5,116	3,990

The Company’s prepaid expenses relate mainly to research contracts with down-payments at contract signature with the related activities to start or continue into 2023 as well as prepaid payroll-related expenses.

Accrued income consists of CHF 0.4 million as of December 31, 2022 associated with our MJFF grants and Target ALS (see “Note 13.2. Grant income”). This amount represents 100% of our total accrued income as of December 31, 2022. As of December 31, 2021, the Company recorded CHF 0.9 million of accrued income associated with our MJJF grants. This amount represented 87% of our total accrued income as of December 31, 2021.